UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2007 (June 29, 2007)

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-06152	56-2643194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 495-1784

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 1, 2007 (the “Effective Date”), each of Mellon Financial Corporation (“Mellon”) and The Bank of New York Company, Inc. (“BNY”) merged with and into The Bank of New York Mellon Corporation (the “Company”), with the Company as the surviving corporation in each case (collectively, the “Merger”) pursuant to the Agreement and Plan of Merger, dated December 3, 2006, as amended and restated on February 23, 2007, and as further amended and restated on March 30, 2007 (the “Merger Agreement”). Pursuant to the Merger Agreement, upon completion of the Merger, each outstanding share of Mellon common stock was converted into the right to receive one share of Company common stock, par value $0.01 per share (the “Company Common Stock”) and each outstanding share of BNY common stock was converted into the right to receive 0.9434 shares of Company Common Stock. The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

The issuance of Company Common Stock in the Merger was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-4 (Registration No. 333-140863) (the “Registration Statement”) filed with the Securities and Exchange Commission and declared effective on April 17, 2007. The joint proxy statement/prospectus of Mellon and BNY (the “Joint Proxy Statement/Prospectus”) included in the Registration Statement contains additional information about the Merger and is incorporated by reference herein.

The Company Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsections (c) and (d) of Rule 12g-3 under the Exchange Act. The Company Common Stock has been approved for listing on the New York Stock Exchange under the ticker symbol “BK.” The description of the Company Common Stock set forth under the caption “Description of Newco Capital Stock” in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) In the Merger, by operation of law, all prior debts, liabilities and duties of Mellon and BNY attach to the Company and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. For information concerning these debts, liabilities and duties of Mellon and BNY, see generally Mellon and BNY’s Annual Reports on Form 10-K for the year ended December 31, 2006, Mellon and BNY’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2007, and the Current Reports on Form 8-K filed by Mellon and BNY subsequent to December 31, 2006. Also, in connection with the Merger, the Company expressly assumed, as of the Effective Date, an aggregate principal amount of approximately $13.1 billion1 of indebtedness, which consists primarily of debentures, notes and other evidence of indebtedness previously issued by Mellon and BNY and indebtedness previously guaranteed by Mellon.

The Company assumed BNY’s obligations by entering into the following supplemental indentures:

(i) Supplemental Indenture dated as of June 29, 2007, among BNY, as issuer, the Company, as successor issuer and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) (“Deutsche”), as Trustee, incorporated herein by reference to Exhibit 4.2 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of BNY under the Indenture, dated as of July 18, 1991, between BNY and Deutsche (the “BNY Senior Indenture”). In connection with the assumption of the obligations under the BNY Senior Indenture, the Company also agreed to assume senior unsecured notes issued pursuant to the BNY Senior Indenture in the aggregate principal amount of approximately $5.6 billion, comprised of the following series:

Description of Note	Current Principal Amount
• 5.20% Senior Notes due July 1, 2007	$300,000,000

• 3.90% Senior Notes due 2007	$400,000,000

• 3.75% Senior Notes due 2008	$300,000,000

• Floating Rate Senior Notes due 2008	$750,000,000

• Floating Rate Senior Notes due 2008	$400,000,000

• 3.625% Senior Notes due 2009	$200,000,000

• 4.95% Senior Notes due 2011	$400,000,000

• 5.125% Senior Notes due 2011	$250,000,000

• 5.00% Senior Notes due 2012	$250,000,000

• Floating Rate Senior Notes due 2010	$500,000,000

• Floating Rate Senior Notes due 2012	$500,000,000

• Floating Rate Senior Notes due 2015	$600,000,000

• Floating Rate Extendible Notes due 2017	$750,000,000

• Core Notes due 2013	$7,000,000

• Core Notes due 2014	$5,000,000

• Core Notes due 2019	$80,000

[1]	Excludes debt held by Mellon Bank, N.A. and the fair value of hedge instruments.

(ii) Supplemental Indenture dated as of June 29, 2007, among BNY, as issuer, the Company, as successor issuer and Manufacturers and Traders Trust Company (“M&T Bank”), as Trustee, incorporated herein by reference to Exhibit 4.3 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of BNY under the Indenture, dated as of October 1, 1993, between BNY and M&T Bank (successor to J.P. Morgan Trust Company, National Association (“JPMT Co.”)) (the “BNY Senior Subordinated Indenture”). In connection with the assumption of the obligations under the BNY Senior Subordinated Indenture, the Company also agreed to assume senior subordinated unsecured notes issued pursuant to the BNY Senior Subordinated Indenture in the aggregate principal amount of approximately $3.4 billion, comprised of the following series:

Description of Note	Current Principal Amount
• 7.30% Senior Subordinated Notes due 2009	$300,000,000

• 6.375% Senior Subordinated Notes due 2012	$300,000,000

• 4.25% Fixed Rate/Floating Rate Senior Subordinated Notes due 2012	$250,000,000

• 3.40% Fixed Rate/Floating Rate Senior Subordinated Notes due 2013	$400,000,000

• 5.50% Senior Subordinated Notes due 2017	$250,000,000

• Zero Coupon Subordinated Medium Term Notes due 2014	$77,000,000

• Zero Coupon Medium Term Notes due 2028	$133,000,000

• 4.95% Senior Subordinated Notes due 2015	$500,000,000

• 5.31% Senior Subordinated Medium Term Notes due 2018	$50,000,000

• Senior Subordinated Medium Term Notes due 2018	$174,000,000

• Senior Subordinated Medium Term Notes due 2019	$112,000,000

• Senior Subordinated Medium Term Notes due 2020	$150,000,000

• Senior Subordinated Medium Term Notes due 2021	$172,000,000

• Senior Subordinated Medium Term Notes due 2022	$76,000,000

• Senior Subordinated Medium Term Notes due 2028	$3,000,000

• Senior Subordinated Medium Term Notes due 2029	$72,000,000

• Senior Subordinated Medium Term Notes due 2030	$116,000,000

• Senior Subordinated Medium Term Notes due 2031	$148,000,000

• Senior Subordinated Medium Term Notes due 2032	$76,000,000

(iii) Supplemental Indenture dated as of June 29, 2007, among BNY, as issuer, the Company, as successor issuer and M&T Bank, as Trustee, incorporated herein by reference to Exhibit 4.4 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of BNY under the Indenture, dated as of December 25, 1996, between BNY and M&T Bank (successor to JPMT Co.) (the “BNY Junior Subordinated Indenture”). In connection with the assumption of the obligations under the BNY Junior Subordinated Indenture, the Company also agreed to assume the junior subordinated debentures issued pursuant to the Second BNY Junior Subordinated Indenture in the aggregate principal amount of $850 million, comprised of the following series:

Description of Note	Current Principal Amount
• 7.97% Junior Subordinated Deferrable Interest Debentures, Series B (the “Series B Notes”)	$300,000,000

• 6 7/8% Junior Subordinated Deferrable Interest Debentures, Series E (the “Series E Notes”)	$200,000,000

• 5.95% Junior Subordinated Deferrable Interest Debentures, Series F (the “Series F Notes”)	$350,000,000

The notes are held by Delaware statutory trusts (the “BNY Trusts”) as follows: BNY Capital I holds the Series B Notes; BNY Capital IV holds the Series E Notes and BNY Capital V holds the Series F Notes. The notes held by each trust represent the sole assets of such trust. Each BNY Trust previously issued trust preferred securities and the Company has assumed BNY’s guarantees of the trust preferred securities.

The foregoing description of the BNY Senior Indenture, the BNY Senior Subordinated Indenture and the BNY Junior Subordinated Indenture are qualified in their entirety by the complete terms and conditions of such indentures, which are incorporated by reference into Exhibits 4.7, 4.8 and 4.10, respectively, of BNY’s Form S-3 Registration Statement, filed on June 5, 2006.

(iv) First Supplemental Indenture dated as of June 29, 2007, among BNY, as issuer, the Company, as successor issuer and M&T Bank, as Trustee, incorporated herein by reference to Exhibit 4.5 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of BNY under the Indenture, dated as of December 1, 1996, between BNY and M&T Bank (successor to JPMT Co. (the “Second BNY Junior Subordinated Indenture”). In connection with the assumption of the obligations under the Second BNY Junior Subordinated Indenture, the Company also agreed to assume the 7.78% Junior Subordinated Deferrable Interest Debentures, Series A (the “Series A Notes”), issued pursuant to the Second BNY Junior Subordinated Indenture in the aggregate principal amount of $300,000,000. The Second BNY Subordinated Indenture contains affirmative covenants, negative covenants and events of default that are customary for similar agreements. The Series A Notes are held by BNY Institutional Capital Trust A (“Capital A Trust”), a Delaware statutory trust. The Series A Notes are the sole assets of Capital A Trust. Capital A Trust previously issued trust preferred securities and the Company has assumed BNY’s guarantees of the trust preferred securities.

The Company assumed Mellon’s obligations by entering into the following supplemental indentures:

(i) Third Supplemental Indenture dated as of June 29, 2007, among Mellon Funding Corporation (“Funding”), as issuer, Mellon, as guarantor, the Company, as successor guarantor and M&T Bank, as Trustee, incorporated herein by reference to Exhibit 4.6 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of Mellon, pursuant to the Indenture, dated as of May 2, 1988, among Funding, Mellon and M&T Bank (successor to The Bank of New York (as supplemented by the First Supplemental Indenture, dated as of November 29, 1990 and the Second Supplemental Indenture, dated as of June 12, 2000, the “Mellon Senior Indenture”), to unconditionally guarantee the due and punctual payment of the principal of, interest on, and any premium or sinking fund payments due on, the senior unsecured notes (the “Mellon Senior Notes”) issued by Funding pursuant to the Mellon Senior Indenture. As of the Effective Date, approximately $800 million of aggregate principal amount of Mellon Senior Notes was outstanding, comprised of the following series:

Description of Note	Current Principal Amount
• 3.25% Senior Notes due 2009	$300,000,000

• 5.20% Senior Notes due 2014	$250,000,000

• Floating Rate Senior Notes due 2014	$250,000,000

The foregoing description of the Mellon Senior Indenture is qualified in its entirety by the complete terms and conditions of such indenture and the supplemental indentures, which are incorporated by reference into Exhibits 4.3, 4.4 and 4.5 of Mellon’s Form S-3 Registration Statement, filed on July 21, 2006.

(ii) First Supplemental Indenture dated as of June 29, 2007, among Funding, as issuer, Mellon, as guarantor, the Company, as successor guarantor and M&T Bank, as Trustee, incorporated herein by reference to Exhibit 4.7 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of Mellon, pursuant to the Indenture, dated as of August 25, 1995, among Funding, Mellon and M&T Bank (successor to The Bank of New York (the “Mellon Senior Subordinated Indenture”), to unconditionally guarantee the due and punctual payment of the principal of, interest on, and any premium or sinking fund payments due on, the senior subordinated unsecured notes (the “Mellon Senior Subordinated Notes”) issued by Funding pursuant to the Mellon Senior Subordinated Indenture. As of the Effective Date, $600 million of aggregate principal amount of Mellon Senior Subordinated Notes was outstanding, comprised of the following series:

Description of Note	Current Principal Amount
• 6.70% Subordinated Debentures due 2008	$250,000,000

• 6.375% Subordinated Debentures due 2010	$350,000,000

The foregoing description of the Mellon Senior Subordinated Indenture is qualified in its entirety by the complete terms and conditions of such indenture, which are incorporated by reference into Exhibit 4.3 of Mellon’s Form S-3 Registration Statement, filed on August 25, 1995.

(iii) Third Supplemental Indenture dated as of June 29, 2007, among Funding, as issuer, Mellon, as guarantor, the Company, as successor guarantor and Union Bank of California, National Association (“UBOC”) (successor to JPMT Co.), as Trustee, incorporated herein by reference to Exhibit 4.8 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of Mellon, pursuant to the Indenture, dated as of June 12, 2000, among Funding, Mellon and UBOC (as supplemented by the First Supplemental Indenture, dated as of April 30, 2001 and the Second Supplemental Indenture, dated as of March 5, 2004, the “UBOC Senior Subordinated Indenture”), to unconditionally guarantee the due and punctual payment of the principal of, interest on, and any premium or sinking fund payments due on, the senior subordinated unsecured notes (the “UBOC Senior Subordinated Notes”) issued by Funding pursuant to the UBOC Senior Subordinated Indenture. As of the Effective Date, $950 million of aggregate principal amount of UBOC Senior Subordinated Notes were outstanding, comprised of the following series:

Description of Note	Current Principal Amount
• 6.40% Subordinated Notes due 2011	$300,000,000

• 5% Subordinated Notes due 2014	$400,000,000

• 5.50% Subordinated Notes due 2018	$250,000,000

The foregoing description of the Mellon Senior Indenture is qualified in its entirety by the complete terms and conditions of such indenture and the supplemental indentures, which are incorporated by reference into Exhibits 4.6, 4.7 and 4.8 of Mellon’s Form S-3 Registration Statement, filed on July 21, 2006.

(iv) Third Supplemental Indenture dated as of June 29, 2007, among Mellon, as issuer, the Company, as successor issuer, The Bank of New York, as Trustee, U.S. Bank National Association, as Series C Trustee, and M&T Bank, as Series L Trustee, incorporated herein by reference to Exhibit 4.9 to this Current Report on Form 8-K, whereby the Company agreed to assume the obligations of Mellon under the Indenture, dated as of December 3, 1996, between Mellon and The Bank of New York (successor to JPMorgan Chase Bank, National Association, successor to The Chase Manhattan Bank, National Association) (as supplemented by the First Supplemental Indenture, dated as of September 19, 2006, and the Second Supplemental Indenture, dated as of June 19, 2007, the “Mellon Junior Subordinated Indenture”). In connection with the assumption of the obligations under the Mellon Junior Subordinated Indenture, the Company also agreed to assume the junior subordinated debentures issued pursuant to the Second BNY Junior Subordinated Indenture in the aggregate principal amount of $901 million, comprised of the following series:

Description of Note	Current Principal Amount
• 6.369% Junior Subordinated Deferrable Interest Debentures, Series C (the “Series C Notes”)	$400,440,085	[2]

• 6.044% Junior Subordinated Notes, Series L (the “Series L Notes”)	$500,100,000

[2]	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $2.0017 to £1, the rate of exchange on June 28, 2007.

The notes are held by Delaware statutory trusts (the “Mellon Trusts”) as follows: Mellon Capital III holds the Series C Notes and Mellon Capital IV holds the Series L Notes. The notes held by each trust represent the sole assets of such trust. Each Mellon Trust previously issued trust preferred securities and the Company has assumed Mellon’s guarantees of the trust preferred securities. The foregoing description of the Mellon Junior Subordinated Indenture is qualified in its entirety by the complete terms and conditions of such indenture and the supplemental indentures, which are incorporated by reference into Exhibits 4.9 and 4.10 of Mellon Form S-3 Registration Statement, filed on July 21, 2006 and Exhibit 2 to Mellon’s Form 8-A, filed on June 19, 2006.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On the Effective Date, the Audit and Examining Committee of the Board of Directors of the Company (the “Board”) appointed KPMG LLP as the Company’s registered public accounting firm to audit the Company’s 2007 financial statements.

Item 5.01 Changes in Control of Registrant

(a) Upon the completion of the Merger on July 1, 2007, a change of control of the Company occurred. Pursuant to the Merger Agreement, each outstanding share of Mellon common stock was converted into the right to receive one share of Company Common Stock and each outstanding share of BNY common stock was converted into the right to receive 0.9434 shares of Company Common Stock. The two shares of Company Common Stock previously held by BNY and Mellon were cancelled. As of July 1, 2007, the former shareholders of BNY and Mellon owned all of the issued and outstanding shares of Company Common Stock. The Merger is described in greater detail under Item 2.01 above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Donald R. Monks, who has been a member of the Board since the Company’s incorporation, tendered his letter of resignation from the Board on June 29, 2007. The resignation of Mr. Monks became effective upon the election of eighteen new members to the Board, as described in paragraph (d) below.

(c) On July 1, 2007, the Board appointed Gerald L. Hassell as President of the Company. Mr. Hassell has served as President of BNY and its principal subsidiary, The Bank of New York (the “Bank”), since September 1998. Mr. Hassell had previously served as Executive Vice President of the Bank from June 1990 to December 1994, Senior Executive Vice President and Chief Commercial Banking Officer of the Bank from December 1994 to September 1998, and Senior Executive Vice President of BNY from August 1998 to September 1998. Mr. Hassell also has served on the Boards of Directors of BNY and Private Export Funding Corporation. Mr. Hassell is 55 years old. As previously disclosed in the Joint Proxy Statement/Prospectus, Mr. Hassell has received a special option grant in respect of 500,000 shares of BNY common stock in connection with the Merger. The Company also has assumed a transition agreement that Mr. Hassell entered into with BNY in connection with the Merger, which provides Mr. Hassell with severance protections during the first three years following completion of the Merger substantially similar to the severance protections contained in the change-in-control agreements that Mellon had with its senior officers before the signing of the Merger Agreement, as well as special termination rights that apply after the end of the initial three-year transition period. The terms of Mr. Hassell’s special option grant and transition agreement are described more fully in the Joint Proxy Statement/Prospectus and BNY’s Current Report on Form 8-K, filed on June 29, 2007, the terms of which are incorporated herein.

Also on July 1, the Board appointed Michael K. Hughey as the Company’s Controller. Mr. Hughey has served as Senior Vice President and Controller at Mellon and Mellon Bank, N.A. (“Mellon Bank”) since 2004. Previously, he was Director of Taxes for Mellon Bank from 1985 to 2004. Mr. Hughey is 55 years old.

Robert P. Kelly has served as the Company’s Chief Executive Officer since he was appointed to that position by the Board on February 22, 2007. Since February 2006, Mr. Kelly has been Chairman, President and Chief Executive Officer of Mellon and Mellon Bank and Chairman of the Executive Committee of Mellon’s Board of Directors. From 2000 to 2006, Mr. Kelly was Chief Financial Officer of Wachovia Corporation. He previously had spent 19 years with Toronto-Dominion Bank, where he served as Vice Chairman and head of the retail and commercial bank. Mr. Kelly is 53 years old. As previously disclosed in the Joint Proxy Statement/Prospectus, on February 24, 2007 the Compensation and Management Succession Committee of Mellon’s Board of Directors granted to Mr. Kelly an award of 32,630 restricted stock units, the vesting of which is conditioned on (1) the completion of the Merger, (2) the satisfactory progress of the integration of Mellon and BNY (as determined by the Integration Committee of the Board); and (3) Mr. Kelly’s continued service through the vesting dates with the Company. The terms of Mr. Kelly’s restricted stock units are described more fully in the Joint Proxy Statement/Prospectus.

Bruce W. Van Saun has served as the Company’s Chief Financial Officer since he was appointed to that position by the Board on February 22, 2007. Mr. Van Saun previously served as Vice Chairman of BNY and the Bank and leader of the Bank’s market-related business. Mr. Van Saun joined BNY as Chief Financial Officer in 1997, a position he held through August 2006. Prior to joining BNY, Mr. Van Saun had been Chief Financial Officer of Deutsche Bank North America from 1994 to 1997, Chief Operating Officer and Chief Financial Officer at Wasserstein Perella Group, Inc. from 1990 to 1994 and had held leadership positions at several other financial services firms, including as Senior Vice President & Controller, and Senior Vice President for international business development, at Kidder Peabody & Company, Inc. Mr. Van Saun is 50 years old. The Company has assumed a transition agreement that Mr. Van Saun entered into with BNY in connection with the Merger, which provides Mr. Van Saun with severance protections during the first three years following completion of the Merger substantially similar to the severance protections contained in the change-in-control agreements that Mellon had with its senior officers before the signing of the Merger Agreement, as well as special termination rights that apply during the 30 days immediately following the second anniversary of the Merger on July 1, 2009. The terms of Mr. Van Saun’s transition agreement are described more fully in the Joint Proxy Statement/Prospectus and BNY’s Current Report on Form 8-K, filed on June 29, 2007, the terms of which are incorporated herein.

(d) On June 29, 2007, pursuant to the terms of the Merger Agreement, the Board expanded the number of directors to eighteen, to be elected by the stockholders of the Company for a term to expire at the first Annual Stockholders Meeting, which is due to be held on March 10, 2008. On June 29, 2007, BNY and Mellon, as the sole stockholders of the Company at that time, elected eighteen members to the Board, effective at the Effective Date. Of these eighteen individuals, the Board of Directors of BNY had designated ten persons (the “Continuing BNY Directors”), including eight independent directors, plus Thomas A. Renyi, the Chief Executive Officer of BNY immediately prior to the Merger, and Gerald L. Hassell, the President of BNY immediately prior to the Merger. The Board of Directors of Mellon had designated eight persons (the “Continuing Mellon Directors”), including six independent directors, plus Robert P. Kelly, the Chairman, President and Chief Executive Officer of Mellon immediately prior to the Merger, and Steven G. Elliott, the Senior Vice Chairman of Mellon immediately prior to the Merger. The names of the newly elected directors and information about the Board Committee(s) on which each will serve are listed below.

NAME	CONTINUING BNY DIRECTOR	CONTINUING MELLON DIRECTOR	BOARD COMMITTEE
Frank J. Biondi, Jr.	X		Risk

Ruth E. Bruch		X	Corporate Responsibility, Human Resources & Compensation, Integration

Nicholas M. Donofrio	X		Executive, Integration, Risk (Chair)

Steven G. Elliott		X

Gerald L. Hassell	X		Executive

Edmund F. Kelly		X	Human Resources & Compensation, Risk

Robert P. Kelly		X	Executive

Richard J. Kogan	X		Corporate Governance & Nominating, Human Resources & Compensation

Michael J. Kowalski	X		Corporate Responsibility, Risk

John A. Luke, Jr.	X		Corporate Governance & Nominating (Chair), Executive, Risk

NAME	CONTINUING BNY DIRECTOR	CONTINUING MELLON DIRECTOR	BOARD COMMITTEE
Robert Mehrabian		X	Audit and Examining, Corporate Governance & Nominating, Executive, Integration (Chair)

Mark A. Nordenberg		X	Corporate Responsibility (Chair), Risk

Catherine A. Rein	X		Audit and Examining (Chair), Corporate Governance & Nominating, Executive

Thomas A. Renyi	X		Executive (Chair)

William C. Richardson	X		Audit and Examining, Corporate Governance & Nominating, Integration

Samuel C. Scott III	X		Audit and Examining, Corporate Responsibility, Human Resources & Compensation

John P. Surma		X	Audit and Examining, Corporate Governance & Nominating, Executive

Wesley W. von Schack		X	Corporate Governance & Nominating, Executive, Human Resources & Compensation (Chair), Risk

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) In connection with the Merger, on June 29, 2007, the Board and BNY and Mellon, as the stockholders of the Company at that time, approved and adopted the Restated Certificate of Incorporation of the Company (the “Charter”), which restates, integrates and amends the provisions of the Company’s original Certificate of Incorporation that was filed with the Secretary of State of Delaware on February 9, 2007. The Charter became effective immediately prior to the completion of the Merger. In addition to certain technical amendments to the original Certificate of Incorporation, the Charter (i) authorizes the Company to issue 3,600,000,000 shares of capital stock, consisting of 3,500,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, in each case with a par value of $0.01 per share, (ii) provides that the affirmative vote of the holders of at least 75% of the outstanding voting power of the Company is required to modify, amend or repeal Article Five of the Company’s By-Laws (the “By-Laws”), which contains certain corporate governance provisions, during the first 36 months following completion of the Merger and (iii) contains provisions regarding indemnification of officers and directors of the Company. This description of these provisions and of the remainder of the Charter is qualified in its entirety by reference to the information set forth under the captions “Proposal No. 2: Supermajority Voting Provision in Newco’s Amended and Restated Certificate of Incorporation,” “Proposal No. 3: Provision in Newco’s Amended and Restated Certificate of Incorporation Providing for 3,600,000,000 Shares of Capital Stock Authorized for Issuance” and “Comparison of Shareholders’ Rights” in the Joint Proxy Statement/Prospectus and to the Charter itself, which is included as Exhibit 3.1 to this Current Report on Form 8-K. The Charter as adopted is in the form attached as an exhibit to the Joint Proxy Statement/Prospectus.

Also on June 29, 2007, the Board adopted the By-Laws in substantially the form in which they had been attached as an exhibit to the Joint Proxy Statement/Prospectus. As adopted, the By-Laws contain certain technical changes with respect to uncertificated shares and the number of directors on certain Board Committees, and they clarify that directors may be removed by the vote of stockholders representing a majority of the outstanding voting power of the Company, in accordance with Delaware law.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements required by this item are incorporated by reference to the Consolidated Financial Statements contained in Mellon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on February 23, 2007, and Bank of New York’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on February 23, 2007, respectively, which are included as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

The unaudited financial statements required by this item are incorporated by reference to the Consolidated Financial Statements contained in Mellon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, filed on May 4, 2007, and Bank of New York’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, filed on May 9, 2007, respectively, which are included as Exhibits 99.4 and 99.5 to this Current Report on Form 8-K.

(b) Pro forma financial information

The pro forma financial information required by this item is incorporated by reference to the Unaudited Pro Forma Combined Consolidated Financial Information of BNY and Mellon for the three months ended March 31, 2007 included as Exhibit 99.1 to the Current Reports on Form 8-K filed by BNY and Mellon on May 11, 2007 and May 10, 2007, respectively, and is included as Exhibit 99.6 to this Current Report on Form 8-K.

Item 9.01 Exhibits

(d)	Exhibits.

1.1	Joint Proxy Statement/Prospectus of The Bank of New York Company, Inc. and Mellon Financial Corporation (incorporated by reference to the Registration Statement on Form S-4 filed by The Bank of New York Mellon Corporation on April 17, 2007) (Registration No. 333-140863).

2.1	Amended and Restated Agreement and Plan of Merger, dated as of December 3, 2006, as amended and restated as of February 23, 2007, and as further amended and restated as of March 30, 2007, between The Bank of New York Company, Inc., Mellon Financial Corporation and The Bank of New York Mellon Corporation (exhibits excluded).

3.1	Restated Certificate of Incorporation of The Bank of New York Mellon Corporation.

3.2	Bylaws of The Bank of New York Mellon Corporation.

4.1	Form of Certificate of Common Stock of The Bank of New York Mellon Corporation.

4.2	Supplemental Indenture dated as of June 29, 2007, among The Bank of New York, as issuer, The Bank of New York Mellon Corporation, as successor issuer and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee (relating to the BNY Senior Indenture).

4.3	Supplemental Indenture dated as of June 29, 2007, among The Bank of New York, as issuer, The Bank of New York Mellon Corporation, as successor issuer and Manufacturers and Traders Trust Company (successor to J.P. Morgan Trust Company, National Association), as Trustee (relating to the BNY Senior Subordinated Indenture).

4.4	Supplemental Indenture dated as of June 29, 2007, among The Bank of New York, as issuer, The Bank of New York Mellon Corporation, as successor issuer and Manufacturers and Traders Trust Company (successor to J.P. Morgan Trust Company, National Association), as Trustee (relating to the BNY Junior Subordinated Indenture).

4.5	Supplemental Indenture dated as of June 29, 2007, among The Bank of New York, as issuer, The Bank of New York Mellon Corporation, as successor issuer and Manufacturers and Traders Trust Company (successor to J.P. Morgan Trust Company, National Association), as Trustee (relating to the Second BNY Junior Subordinated Indenture).

4.6	Third Supplemental Indenture dated as of June 29, 2007, among Mellon Funding Corporation, as issuer, Mellon Financial Corporation, as guarantor, The Bank of New York Mellon Corporation, as successor guarantor and Manufacturers and Traders Trust Company (successor to The Bank of New York), as Trustee (relating to the Mellon Senior Indenture).

4.7	First Supplemental Indenture dated as of June 29, 2007, among Mellon Funding Corporation, as issuer, Mellon Financial Corporation, as guarantor, The Bank of New York Mellon Corporation, as successor guarantor and Manufacturers and Traders Trust Company (successor to The Bank of New York), as Trustee (relating to the Mellon Senior Subordinated Indenture).

4.8	Third Supplemental Indenture dated as of June 29, 2007, among Mellon Funding Corporation, as issuer, Mellon Financial Corporation, as guarantor, The Bank of New York Mellon Corporation, as successor guarantor and Union Bank of California, National Association (relating to the UBOC Senior Subordinated Indenture”).

4.9	Third Supplemental Indenture dated as of June 29, 2007, among Mellon Financial Corporation, as issuer, The Bank of New York Mellon Corporation, as successor issuer, The Bank of New York, as Trustee, U.S. Bank National Association, as Series C Trustee, and M&T Bank, as Series L Trustee (relating to the Mellon Junior Subordinated Indenture).

99.1	Press Release dated July 2, 2007.

99.2	Audited consolidated statements of financial condition of BNY and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of net earnings, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and reports of independent registered public accounting firm related thereto.

99.3	Audited consolidated statements of financial condition of Mellon and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of net earnings, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and reports of independent registered public accounting firm related thereto.

99.4	Unaudited consolidated statement of financial condition of BNY and subsidiaries as of March 31, 2007, December 31, 2006, and March 31, 2006, the unaudited consolidated statements of net earnings and cash flows for the three and six months ended March 31, 2007 and March 31, 2006, and the unaudited consolidated statement of stockholders’ equity for the six months ended March 31, 2007 and March 31, 2006, and the related notes thereto.

99.5	Unaudited consolidated statement of financial condition of Mellon and subsidiaries as of March 31, 2007, December 31, 2006, and March 31, 2006, the unaudited consolidated statements of net earnings and cash flows for the three and six months ended March 31, 2007 and March 31, 2006, and the unaudited consolidated statement of stockholders’ equity for the six months ended March 31, 2007 and March 31, 2006, and the related notes thereto.

99.6	Unaudited pro forma combined consolidated financial information of The Bank of New York Company, Inc. and Mellon Financial Corporation for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: July 2, 2007	By:	/s/ BART R. SCHWARTZ
(Signature)
	Name:	Bart R. Schwartz
	Title:	Corporate Secretary